China Security & Surveillance Technology, Inc.

Safe Harbor Statement

This presentation may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as 'will,' 'believes,' 'expects' or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this presentation. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this presentation, see our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ('SEC'), and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC's electronic data gathering analysis retrieval system at http://www.sec.gov.

Financial Highlights

Solid Execution Leads to Encouraging Margins Expansion and a Positive Cash Inflow

Continued execution and focus on operating efficiency

- 1Q revenues decreased 17.6% YoY to $99.05 million due to yearly seasonality
- Gross profit increased by 8.6% YoY to $31.48
- Operating income increased by 16.6% YoY to $8.13 million
- 1Q net income attributable to the company decreased 48.8% YoY to $1.68 million mainly due to the decrease in revenue, an increase in interest expense and income taxes

Y-o-Y Margin expansion

- Gross margin up by 770 basis points YoY to 31.8%
- Operating margin up by 250 basis points YoY to 8.3%
- Gross margin for installation segment up by 950 basis points YoY to 34.3%

1Q cash balance up $213.11 million to $278.74 million

- Operating cash flow increased from negative $60.88 million to positive $37.17 million
- Concerted efforts in reducing account receivables and inventories
- Proceeds from additional bank loans

Revenues

Seasonality Slightly Impacted Revenues



CSST Revenues
($ in millions)
$120.19
9.5%
13.3%
77.2%
$99.05
0.3%
4.9%
14.3%
80.5%
Service*
Distribution
Manufacturing
Installation
1Q10
1Q11

* Service segment was included in installation segment before 2Q 2010

1Q11 revenues totaled $99.05 million, down 17.6% from $120.19 million

- The first quarter has historically been a slow quarter due to the Chinese New Year holiday
- Less installation projects were completed as more larger scale installation projects were still in construction, which require longer installation time

CSST 1Q11 revenue mix – 80.5% from installation

- Installation segment as a key revenue driver in 1Q11 and the coming few years
- Manufacturing, distribution and service segments took up 14.3%, 4.9% and 0.3% of total revenues respectively

Revenue Trends
Government Sector Continues to Gain Momentum

CSST Revenues
($ in millions)



52.0%
48.0%
87.0%
13.0%
Government
Corporate
1Q10
1Q11

CSST Revenues
($ in millions)



0.7%
99.3%
0.0%
100.0%
Non-organic
Organic
1Q10
1Q11

All revenues were organic in 1Q11

- From 2Q10 onwards, all revenues were organic

Continue to consolidate our business and strive to achieve greater synergies across all subsidiaries

Gross Profit and Margin

Encouraging Margin Growth Despite a Decrease in Revenues

CSST Gross Profit
($ in millions)



Gross Margin
$28.98
$31.48
24.1%
31.8%
1Q10
1Q11

Gross Margin Trend



Gross Margin
26.0%
21.9%
22.1%
28.2%
24.1%
25.8%
30.7%
28.6%
31.8%
1Q09
3Q09
1Q10
3Q10
1Q11

Gross profit up 8.6% and gross margin expanded 770 basis points year-over-year due to

- Higher margin from installation segment and a majority of revenues of which coming from large scale government projects
- Strong industry experience and effort in developing more cost-effective installation processes

Gross Profit and Margin
Installation Continues to Drive Growth

Gross Margin by Segment

	1Q10	1Q11
Installation	24.8%	34.3%
Manufacturing	27.8%	24.4%
Distribution	13.0%	12.7%
Service	--*	16.2%
Total	**24.1%**	**31.8%**

Segment gross margins

- Gross margin increase in installation segment due to higher margin in large-scale government contracts
- Gross margin decrease in manufacturing and distribution segment was primarily due to the decrease of selling price in maintaining and expansion of customer base

* Service segment was included in installation segment before 2Q 2010

Operating Expenses
Continued Cost Control Initiatives

CSST Selling and Marketing Expenses
($ in millions)


% of revenues
$2.71
$2.70
2.7%
2.3%
1Q10
1Q11

CSST General and Admin Expenses*
($ in millions)


% of revenues
$12.13
$7.99
12.2%
6.6%
1Q10
1Q11

**Exclude non-cash employee compensation expenses*

- Dollar and percentage of general and administrative expenses increased due to hiring of additional staff and professional expenses related to internal consolidation and the proposed going-private transaction

Income from Operations

Healthy Growth in Income from Operations and Operating Margin

CSST Income from Operations
(in $ millions)


Operating Margin
$8.13
8.3%
$6.97
5.8%
1Q10
1Q11

Income from operations increased 16.6% and operating margin expanded 250 basis points year-over-year

- Increased gross margin in installation segment
- Concrete efforts in developing cost-effective operation processes.

Interest Expenses and Income Taxes

CSST Interest Expenses*
(in $ millions)



$5.11
$2.29
1Q10
1Q11

CSST Income Taxes
(in $ millions)



Effective Tax Rate
$2.07
$1.72
55.2%
34.4%
1Q10
1Q11

Interest expenses increased year-over-year due to the increase in the outstanding balances of the Company's bank loans

Effective tax rate increased to 55.2% from 34.4%

- The increase was primarily because of the increase in certain subsidiaries' income tax rates and an increase in the deferred tax valuation allowance on U.S. operating losses during the quarter

Net Income and EPS

CSST Net Income*

($ in millions)


$3.28
Diluted EPS
Net Margin
$0.05
$1.68
$0.02
2.8%
1.7%
1Q10
1Q11

*Net income attributable to the Company

Net income attributable to the Company was $1.68 million, down from $3.28 million in 1Q10, mainly due to

- Decrease in revenues
- Increase in income taxes
- Increase in interest expenses

EPS totaled $0.02 in 1Q11 versus $0.05 in 1Q10, the decrease is mainly due to

- The decrease in net income
- Our weighted average diluted share count increased 31.2% to 89.70 million shares in the first quarter of 2011, from 68.37 million shares in the same period of 2010

Backlog

Strong Year-over-Year Backlog Growth



CSST Backlog
(in $ millions)
$74.25
$73.26
$192.85
$199.72
$213.12
$412.56
$325.50
$330.97
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11

Backlog increased significantly from $199.72 million as at March 31, 2010 to $330.97 million as at March 31, 2011; and up $5.47 million from $325.5 million as at December 31, 2010

- Attributable to large-scale government contracts
- Expect to be realized within the next few quarters
- Exclude framework agreements and Letter of Intents

Balance Sheet Items

($ in millions)	Dec 31, 10	March 31, 11
Total Debt	$314.05	$519.03
Debt Ratio	28.3%	38.5%
AR	$433.99	$417.97
DSO TTM	228 days	226 days
Inventory	$59.37	$43.03
Working Capital	$377.78	$621.00

Continued to maintain healthy capital structure

- Increase of debt due to additional borrowings from domestic banks to support large-scale government projects
- A strong boost to working capital

Disciplined initiatives on AR and inventories

- AR decreased due to concerted efforts to collect receivables
- Continued to monitor AR closely
- Efficient execution and delivery on previously signed contracts to reduce inventories

Cash Position

Positive Cash Flow of $213.11 million*

Cash balance of $278.74 million at March 31, 2011 versus $65.63 million at December 31, 2010

($ in millions)	As at March 31		
	2010	**2011**	
Net cash provided by operating activities	**($60.88)**	**$37.17**	Decreases in accounts receivable and inventories
Net cash from investing activities	**($7.66)**	**($6.73)**	Continued to plan out our market consolidation activities cautiously while reviewing possible expansion opportunities
Net cash from financing activities	**($56.34)**	**$181.77**	Proceeds from additional bank loans from Chinese Development Bank and other local banks

* *Including the effect on exchange rate changes of $0.90 million on cash and cash equivalents.*

Corporate Development

Further Strengthen Our Financial Position to Fund Our Expansion Plan

-Continue to capitalize on our existing capital facilities with local Chinese banks

-In March 2011, the Company entered into a loan facility agreement with China Development Bank Corporation for a term loan facility in an aggregate amount of up to $200 million

2011 Outlook
Focus on Growth

Concentrate strategic focus on large-scale government projects and security service

Privatization plan

Continue to grow revenues and earnings

Deliver consistent cost improvements

Continue to grow installation business, focus on higher margin large-scale government projects – embrace business opportunities by the newly issued 12th five-year plan on security industry and government's spending plan in 2011

Privatization – In April 2011, the Company also entered into a definitive agreement and plan of merger with Rightmark Holdings Limited, a company wholly owned indirectly by Mr. Guoshen Tu, and Rightmark Merger Sub Limited, a corporation wholly owned by Rightmark Holdings

Continue to build recurring service business model – extend CSST's capabilities in the Service Segment

Focused, disciplined cost management – continuing cost improvement opportunities

China Security & Surveillance Technology, Inc.